Cavium Announces Financial Results for Q2 2012

SAN JOSE, Calif., Aug. 1, 2012 /PRNewswire/ -- Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the second quarter of 2012 ended June 30, 2012.

(Logo: http://photos.prnewswire.com/prnh/20120604/LA18845LOGO)

Revenue in the second quarter of 2012 was $55.3 million, a 4.8% sequential increase from the $52.7 million reported in the first quarter of 2012.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the second quarter of 2012, on a GAAP basis, was $11.8 million, or $(0.24) per diluted share, compared to $13.8 million, or $(0.28) per diluted share in the first quarter of 2012. Gross margins were 55.2% in the second quarter of 2012 compared to 46.9% in the first quarter of 2012. Total cash and cash equivalents were $61.4 million at June 30, 2012.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the second quarter of 2012 exclude expenses totaling $15.3 million related to: stock-based compensation and related payroll taxes; amortization of acquired intangible assets; and acquisition and restructuring related expenses. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the second quarter of 2012 was $3.5 million or $0.07 per diluted share, compared with non-GAAP net income of $0.9 million or $0.02 per diluted share in the first quarter of 2012. Gross margins, on a non-GAAP basis, were 60.6% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, were 2.2% in the second quarter of 2012.

Recent News Highlights

  June 26, 2012 - Sensory Networks and Cavium Break the 100Gbps Security Inspection Performance Barrier for Anti-virus, Intrusion Prevention, Web Security and Zero Day Attack Detection on a Single Cavium OCTEON® II 32 Core Processor
  June 5, 2012 - Cavium to Demonstrate Market-Leading Solutions for LTE Mobile, Digital Home and Enterprise at Computex 2012
  June 5, 2012 - Cavium Teams with Qualcomm to Enhance Wireless Display Experiences for Mobile Devices
  June 5, 2012 - Cavium Adds Support for Wi-Fi CERTIFIED Miracast™ to its Wireless Display Products
  June 5, 2012 - Taiwan's Institute for Information Industry (III) Selects Cavium OCTEON Fusion™ as Platform SoC for delivering Out-of-the-Box 4G Small Cell solutions for Taiwan OEMs and ODMs
  May 30, 2012 - 6WIND Achieves Additional Deployments in LTE Networks Supported by Strong Partner Ecosystem
  May 8, 2012 - Cavium and Partners to Demonstrate Breakthrough Processor Solutions for the Secure Cloud and Enterprise at INTEROP 2012
  May 1, 2012 - Cavium Announces Shipment of OCTEON Fusion™ - Industry's Most Powerful "Base Station-on-a-chip" Family

Cavium, Inc. will broadcast its second quarter 2012 financial results conference call today, August 1, 2012, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
	Three Months Ended
	June 30, 2012	March 31, 2012

Net revenue	$ 55,287	$ 52,743
Cost of revenue	24,749	28,008
Gross profit	30,538	24,735
Operating expenses:
Research and development	26,123	27,058
Sales, general and administrative	18,489	12,484
Total operating expenses	44,612	39,542
Loss from operations	(14,074)	(14,807)
Other expense, net:
Interest expense	(22)	(32)
Other, net	(14)	(94)
Total other expense, net	(36)	(126)
Loss before income taxes	(14,110)	(14,933)
Benefit from income taxes	(2,271)	(1,104)
Net loss	$ (11,839)	$ (13,829)
Net loss per common share, basic	$ (0.24)	$ (0.28)
Shares used in computing basic net loss per common share	49,664	49,323
Net loss per common share, diluted	$ (0.24)	$ (0.28)
Shares used in computing diluted net loss per common share	49,664	49,323

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(in thousands)
	Three Months Ended
Reconciliation of GAAP research and development expenses to	June 30, 2012	March 31, 2012
non-GAAP:
GAAP research and development expenses	$ 26,123	$ 27,058
Stock-based compensation and related payroll taxes	(4,657)	(4,374)
Acquisition and restructuring related expenses	(299)	(685)
Acquisition and restructuring related compensation expenses	(573)	(1,140)
Non-GAAP research and development expenses	$ 20,594	$ 20,859
Reconciliation of GAAP sales, general and administrative expenses to non-GAAP
GAAP sales, general and administrative expenses	$ 18,489	$ 12,484
Stock-based compensation and related payroll taxes	(5,879)	(4,658)
Amortization of acquired intangible assets	(292)	(292)
Acquisition and restructuring related expenses	(69)	(48)
Acquisition and restructuring related compensation expenses	(597)	(115)
Proceeds received from settlement of an escrow claim	-	4,414
Non-GAAP sales, general and administrative expenses	$ 11,652	$ 11,785

CAVIUM, INC.
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share data and percentages)

	Three Months Ended
Reconciliation of GAAP gross profit & margin to non-GAAP:	June 30, 2012	March 31, 2012
Net revenue	$ 55,287	$ 52,743
GAAP gross profit	30,538	24,735
GAAP gross margin	55.2%	46.9%
Acquisition and restructuring related expenses:
Cost of revenue	178	5,111
Amortization of acquired intangible assets:
Cost of revenue	2,180	2,197
Stock-based compensation and related payroll taxes:
Cost of revenue	584	543
Non-GAAP gross profit	$ 33,480	$ 32,586
Non-GAAP gross margin	60.6%	61.8%

	Three Months Ended
Reconciliation of GAAP loss from operations to non-GAAP income (loss) from operations:	June 30, 2012	March 31, 2012
GAAP loss from operations	$ (14,074)	$ (14,807)
Amortization of acquired intangible assets	2,472	2,489
Stock-based compensation and related payroll taxes	11,120	9,575
Acquisition and restructuring related expenses	546	5,844
Acquisition and restructuring related compensation expenses	1,170	1,255
Proceeds received from settlement of an escrow claim	-	(4,414)
Non-GAAP income (loss) from operations	$ 1,234	$ (58)
Non-GAAP income (loss) from operations as a percentage of revenue	2.2%	-0.1%

	Three Months Ended
Reconciliation of GAAP net loss to non-GAAP net income:	June 30, 2012	March 31, 2012
GAAP net loss	$ (11,839)	$ (13,829)
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes:
Cost of revenue	584	543
Research and development	4,657	4,374
Sales, general and administrative	5,879	4,658
Amortization of acquired intangible assets:
Cost of revenue	2,180	2,197
Sales, general and administrative	292	292
Acquisition and restructuring related expenses	546	5,844
Acquisition and restructuring related compensation expenses	1,170	1,255
Write-down of intangible assets	-	-
Proceeds received from settlement of an escrow claim	-	(4,414)
Total of non-GAAP adjustments	15,308	14,749
Non-GAAP net income	$ 3,469	$ 920

GAAP net loss per share, diluted	$ (0.24)	$ (0.28)
Non-GAAP adjustments detailed above	0.31	0.30
Non-GAAP net income per share, diluted	$ 0.07	$ 0.02

GAAP weighted average shares, diluted	49,664	49,323
Non-GAAP share adjustment	2,782	3,620
Non-GAAP weighted average shares, diluted	52,446	52,943

CAVIUM, INC.
Unaudited GAAP Condensed Consolidated Balance Sheets
(in thousands)

	As of	As of
	June 30, 2012	March 31, 2012
Assets
Current assets:
Cash and cash equivalents	$ 61,352	$ 65,086
Accounts receivable, net	37,804	37,948
Inventories	42,096	40,438
Prepaid expenses and other current assets	4,211	3,839
Deferred income taxes	5,604	5,605
Total current assets	151,067	152,916
Property and equipment, net	19,583	17,263
Intangible assets, net	76,249	52,485
Goodwill	101,402	101,402
Deferred income taxes	38,382	35,976
Other non-current assets	1,388	1,436
Total assets	$ 388,071	$ 361,478

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$ 18,702	$ 19,895
Accrued expenses and other current liabilities	7,321	8,489
Deferred revenue	15,630	13,144
Capital lease and technology license obligations, current	11,159	3,263
Total current liabilities	52,812	44,791
Capital lease and technology license obligations, net of current	18,656	560
Deferred tax liability	5,946	5,946
Other non-current liabilities	2,664	2,795
Total liabilities	80,078	54,092

Stockholders' equity
Common stock	50	49
Additional paid-in capital	375,071	362,626
Accumulated deficit	(67,128)	(55,289)
Total stockholders' equity	307,993	307,386
Total liabilities and stockholders' equity	$ 388,071	$ 361,478

CONTACT: Art Chadwick, Vice President of Finance and Administration and Chief Financial Officer, +1-408-943-7104, art.chadwick@cavium.com, or Angel Atondo, Senior Marketing Communications Manager, +1-408-943-7417, angel.atondo@cavium.com